SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 30, 1997


                             SMARTSERV ONLINE, INC.
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      0-28008                  13-3750708
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(State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)                File No.)            Identification No.)


One Station Place, Stamford, Connecticut                           06902
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code   (203) 353-5950


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (b)        Pro forma balance sheet at August 31, 1997.*

           (c)        Exhibits:

Exhibit Number        Description
--------------        -----------

**4.1                 Form of Prepaid Common Stock Purchase Warrant.

**4.2                 Form of Registration Rights Agreement.

**4.3                 Warrant issued to The Zanett Securities Corporation.

**4.4                 Warrant issued to Bruno Guazzoni

**4.5                 Consulting Agreement with Bruno Guazzoni

________________________
*                 Filed with original filing.
**                Filed herewith.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 13, 1997                        SMARTSERV ONLINE, INC.


                                               By:  /s/ Sebastian E. Cassetta
                                                  ------------------------------
                                                   Name:  Sebastian E. Cassetta
                                                   Title: Chairman of the Board,



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